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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 5, 2008

                                LITTELFUSE, INC.
               (Exact Name Of Registrant As Specified In Charter)

        DELAWARE                       0-20388                    36-3795742
(State of Incorporation)        (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

                           800 East Northwest Highway,
                              Des Plaines, IL 60016
          (Address of principal executive offices, including zip code)

                                 (847) 824-1188
              (Registrant's telephone number, including area code)

                                 Not applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

          On March 5, 2008, Littelfuse, Inc. announced its plans to transfer its semiconductor assembly and test operation from Matamoros, Mexico to China. The press release announcing the transfer is attached as
          Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press Release dated March 5, 2008.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LITTELFUSE, INC.
                                        (Registrant)


Date: March 10, 2008                    /s/ Philip G. Franklin
                                        ----------------------------------------
                                        Philip G. Franklin
                                        Vice President, Operations Support
                                        and Chief Financial Officer


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                                  EXHIBIT INDEX

99.1 Press Release dated March 5, 2008.


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